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                                                                 EXHIBIT 10.21.4

                                FOURTH AMENDMENT

                                       TO

                           PURCHASE AND SALE AGREEMENT

                  This FOURTH AMENDMENT TO PURCHASE AND SALE AGREEMENT (this "Amendment") is made and entered into as of October 23, 2003, between AP/APMC SAVANNAH, L.P. ("Seller") and BARCELO CRESTLINE CORPORATION, a Maryland corporation ("Buyer").

                                    RECITALS

                  WHEREAS, Seller and Buyer have entered into that certain Purchase and Sale Agreement dated as of September 17, 2003, as amended by that First Amendment to Purchase and Sale Agreement dated as of October 7, 2003, Second Amendment to Purchase and Sale Agreement dated as of October 17, 2003 and Third Amendment to Purchase and Sale Agreement dated as of October 21, 2003 (collectively, the "Original Agreement");

                  WHEREAS, the Inspection Period has expired without termination of the Original Agreement by Buyer; and

                  WHEREAS, Buyer and Seller have decided to amend the Original Agreement as set forth herein.

                  NOW, THEREFORE, in consideration of the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    AGREEMENT

     1. The parties hereby agree, and it shall be a condition hereof, that the Buyer shall deposit $500,000 of the Additional Deposit with the Title Company no later than 12:00 pm eastern standard time October 24, 2003, and all such amounts on deposit with the Title Company are and shall be non-refundable to Buyer from and after the date hereof, except as otherwise provided in Section 2(a) of the Original Agreement.

     2. Buyer hereby agrees to deposit the remaining $500,000 of the Additional Deposit and the Extension Deposit with the Title Company no later than 5:00 pm eastern standard time on Monday, October 27, 2003, and, in the event Buyer fails, for any reason whatsoever, to timely deposit such funds in full, (i) the Original Agreement shall be terminated as of 5:00 pm eastern standard time, October 27, 2003, (ii) Buyer shall forfeit all right to the Deposit and (iii) Seller shall be immediately entitled to direct the Title Company to release the Deposit to Seller.

     3. Except as specifically amended hereby, Seller and Buyer agree that the Original Agreement remains in full force and effect and binding upon the parties hereto. In the event of any conflict between the Original Agreement and this Amendment, the terms of this Amendment

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shall prevail. All capitalized terms not defined herein shall have the meaning set forth in the Original Agreement.

     4. This Amendment may be executed in separate counterparts, the signatures on which may be by facsimile, none of which need contain the signatures of all parties, each of which shall be deemed to be an original, and all of which taken together constitute one and the same instrument. It shall not be necessary in making proof of this Amendment to produce or account for more than the number of counterparts containing the respective signatures of, or on behalf of, all of the parties hereto.

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                  IN WITNESS WHEREOF, Seller and Buyer have duly executed this
Amendment as of the date first above written.

                                   SELLER:

                                   AP/APMC SAVANNAH, L.P.

                                   By: AP/APMC-GP, Inc.

                                         By:      /s/ Ricardo Koenigsberger
                                            ------------------------------------
                                            Name:  Ricardo Koenigsberger
                                            Title: Vice President

                                   BUYER:

                                   BARCELO CRESTLINE CORPORATION

                                   By:         /s/ Patrick W. Campbell
                                      ------------------------------------------
                                   Name:  Patrick W. Campbell
                                   Title: Senior Vice President

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